Award Timing Disclosure	12 Months Ended
Nov. 30, 2025
Award Timing Disclosures [Line Items]
Award Timing MNPI Disclosure

Timing of Equity Awards

The Compensation Committee approves stock option grants to our executive officers and key personnel. Equity awards are generally granted based on the Company’s compensation practices and the factors considered by the Compensation Committee in determining appropriate compensation, including the Company’s objectives of maintaining competitive compensation arrangements and aligning management’s long-term interests with those of our stockholders.

The Company does not have a formal policy or program requiring that equity awards be granted on a particular date or according to a predetermined schedule. The timing of equity awards is determined by the Compensation Committee in connection with its consideration and approval of such awards. The Compensation Committee does not time the grant of equity awards for the purpose of affecting the value of executive compensation, and the Company does not time the disclosure of material nonpublic information for the purpose of affecting the value of executive compensation.

We are committed to maintaining transparency in our executive compensation practices and to making equity awards in a manner that is not influenced by the timing of the disclosure of material nonpublic information for the purpose of affecting the value of executive compensation. We regularly review our policies and practices related to equity awards to ensure they meet the evolving standards of corporate governance.

Award Timing Method	The Company does not have a formal policy or program requiring that equity awards be granted on a particular date or according to a predetermined schedule. The timing of equity awards is determined by the Compensation Committee in connection with its consideration and approval of such awards.
Award Timing Predetermined	false
MNPI Disclosure Timed for Compensation Value	false